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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of report (Date of earliest event reported):  September 25, 2001
                                                       --------------------


                                 SUNSOURCE INC.
                            -----------------------
                 (Exact Name of Registrant Specified in Charter)

      Delaware                  1-13293             23-2874736
  ----------------        ----------------       --------------
   (State or Other          (Commission File      (I.R.S. Employer
   Jurisdiction of               Number)          Identification No.)
   Incorporation)
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
                 3000 One Logan Square
               Philadelphia, Pennsylvania                                         19103
-----------------------------------------------------------              ----------------------
        (Address of Principal Executive Offices)                               (Zip Code)
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       Registrant's telephone number, including area code: (215) 282-1290
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 1.   CHANGE IN CONTROL OF REGISTRANT

        On June 18, 2001, SunSource Inc. ("SunSource") filed a Form 8-K announcing the execution of an Agreement and Plan of Merger (the "Merger
Agreement") by SunSource, Allied Capital Corporation, a Maryland corporation
("Allied Capital"), and Allied Capital Lock Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Allied ("Merger Sub"), pursuant to which Merger Sub would be merged into SunSource (the "Merger"). On September 25,
2001, the stockholders of SunSource voted at a special meeting of the stockholders to approve the Merger. The Certificate of Merger was effective
September 26, 2001, and the Merger was thereby consummated.

        Prior to the Merger, a new class of preferred stock, Series B Preferred
Stock, $.01 par value per share, of SunSource ("Series B Preferred Stock"), was authorized and designated and certain shares of the common stock, $.01 par value per share, of SunSource ("SunSource Common Stock"), held by members of management and other stockholders who will continue their ownership in SunSource after the Merger were exchanged for an equal number of shares of Series B
Preferred Stock. At the effective time of the Merger, (a) each share of SunSource Common Stock outstanding was converted into the right to receive
$10.375 in cash (the "Merger Consideration"), (b) each share of Series B
Preferred Stock was converted into one share of SunSource Common Stock to remain outstanding after the Merger and (c) each share of common stock, par value $.01 per share, of Merger Sub outstanding at the effective time was converted into SunSource Common Stock to remain outstanding after the Merger. The Merger
Consideration was financed by Allied Capital from cash on hand. As a result of the Merger, Allied Capital now owns approximately 94% of the outstanding
SunSource Common Stock and approximately 6% is owned by the continuing stockholders.

        The Merger Agreement was filed as Exhibit 2.1 to the Form 8-K announcing the execution of the Merger Agreement on June 18, 2001, and the press release relating to the completion of the Merger is filed as Exhibit 99.1 to this Form
8-K, and both Exhibits are incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)    Exhibits.

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
          Exhibit Number        Description of Document
          --------------        -----------------------
                2.1             Agreement and Plan of Merger dated as of
                                June 18, 2001 by and among Allied Capital
                                Corporation, Allied Capital Lock Acquisition
                                Corporation and SunSource Inc. (Incorporated by
                                reference to the Form 8-K filed by SunSource on
                                June 18, 2001.)

               99.1             Press Release dated September 27, 2001.
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                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SUNSOURCE INC.


                                   By     /s/ Joseph M. Corvino
                                      --------------------------
                                        Joseph M. Corvino
                                        Senior Vice President and Chief
                                        Financial Officer



Dated: October 10, 2001




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                                  Exhibit Index


              Exhibit
              -------
                2.1             Agreement and Plan of Merger dated as of
                                June 18, 2001 by and among Allied Capital
                                Corporation, Allied Capital Lock Acquisition
                                Corporation and SunSource Inc. (Incorporated by
                                reference to the Form 8-K filed by SunSource on
                                June 18, 2001.)

                99.1            Press Release dated September 27, 2001.
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